                                                                    EXHIBIT 99.4

                  METALLURG, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)
                                 (In thousands)


                                                                             Pro Forma
                                                               Historical    Adjustments        Pro Forma
                                                               ----------    -----------        ---------
Total revenue..............................................      $394,078       $(22,520)(a)     $371,558
                                                                 --------       --------         --------

Operating costs and expenses:
   Cost of sales...........................................       340,069        (17,274)(b)      322,795
   Selling, general and administrative expenses............        35,067         (2,048)(c)       33,019
   Environmental expense recoveries........................          (631)             -             (631)
                                                                 --------       --------         --------
   Total operating costs and expenses .....................       374,505        (19,322)         355,183
                                                                ---------       --------         --------
   Operating income........................................        19,573         (3,198)          16,375

Other income (expense):
   Other income, net.......................................           279              -              279
   Interest expense, net...................................       (12,112)          (289)(c)      (12,401)
                                                                 --------       --------         --------
   Income before income tax provision and minority
     interest .............................................         7,740         (3,487)           4,253
Income tax provision ......................................         5,558         (2,255)(c)        3,303
                                                                 --------       --------         --------
   Income before minority interest ........................         2,182         (1,232)             950
Minority interest .........................................           (28)             -              (28)
                                                                 --------       --------         --------
   Net income .............................................      $  2,154       $ (1,232)        $    922
                                                                 ========       ========         ========


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(a) Reflects the following:

          Total revenue of EWW and TMS...........................................................................$(40,736)
          Adjustment of intergroup activity between the above companies and the companies retained by Metallurg..  18,216
                                                                                                                 --------
                                                                                                                 $(22,520)
                                                                                                                 ========
(b) Reflects the following:
          Total cost of sales of EWW and TMS.....................................................................$(34,925)
          Adjustment of intergroup activity between the above companies and the companies retained by Metallurg..  17,651
                                                                                                                 --------
                                                                                                                 $(17,274)
                                                                                                                 ========

(c) Reflects the activity of EWW and TMS.